Fees Summary	Oct. 24, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 24,844.22
Total Fee Amount	24,844.22
Total Transaction Valuation	162,274,465.00
Total Offset Amount	0.00
Net Fee	$ 0.00